UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2020

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B

Greer, South Carolina 29651

(Address of principal executive offices) (zip code)

(864) 448-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value	RM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

First Amendment to Senior Revolving Credit Facility

On October 15, 2020, Regional Management Corp. (the “Company”) and certain of its subsidiaries entered into the First Amendment to Seventh Amended and Restated Loan and Security Agreement (the “First Amendment”), among the Company and its subsidiaries named as borrowers therein (collectively with the Company, the “Revolving Borrowers”), the financial institutions named as lenders therein (the “Revolving Lenders”), and Wells Fargo Bank, National Association, as agent (the “Revolving Agent”). The First Amendment amends the Seventh Amended and Restated Loan and Security Agreement, dated as of September 20, 2019 (the “Loan Agreement”), among the Revolving Borrowers, the Revolving Lenders, and the Revolving Agent. The Loan Agreement was previously filed with the SEC by the Company on September 20, 2019 as Exhibit 10.1 on Form 8-K.

The First Amendment amends the Loan Agreement to, among other things, (i) increase the capital base ratio financial covenant from 3.0:1.0 to 4.0:1.0 and exclude obligations under capital leases from the calculation thereof, (ii) lower the consolidated interest coverage ratio financial covenant from 1.5:1.0 to 1.3:1.0 through and including the fiscal quarter ending June 30, 2022, (iii) increase the consolidated funded debt to consolidated tangible net worth ratio financial covenant from 4.0:1.0 to 4.5:1.0 and exclude obligations under capital leases from the calculation thereof, (iv) add certain anti-money laundering and sanctions representations and covenants, (v) permit the dissolution of Regional Management Receivables, LLC and Regional Management Issuance Trust 2018-1, and (vi) make certain clarifying changes.

For a complete description of the terms of the First Amendment, see Exhibit 10.1 hereto. The foregoing description is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the First Amendment, which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Seventh Amended and Restated Loan and Security Agreement, dated as of October 15, 2020, by and among Regional Management Corp. and its subsidiaries named as borrowers therein, the financial institutions named as lenders therein, and Wells Fargo Bank, National Association, as agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: October 16, 2020	By:	/s/ Robert W. Beck
Robert W. Beck
President and Chief Executive Officer